TENTH BUSINESS FINANCING MODIFICATION AGREEMENT

This Tenth Business Financing Modification Agreement (the “Amendment”) is entered into as of April 18th, 2018 by and between WESTERN ALLIANCE BANK, an Arizona corporation (“Lender”) INUVO, INC., a Nevada corporation (“Parent”), BABYTOBEE, LLC, a New York limited liability company (“Babytobee”), KOWABUNGA MARKETING, INC., a Michigan corporation (“Kowabunga”), VERTRO, INC., a Delaware corporation (“Vertro”), ALOT, INC., a Delaware corporation (“A LOT”), and NETSEER, INC., a Nevada corporation formerly known as NETSEER ACQUISITION, INC. (“NetSeer” and together with Parent, Babytobee, Kowabunga Vertro and A LOT, each a “Borrower” and collectively, “Borrowers”).

1.DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrowers to Lender, Borrowers are indebted to Lender pursuant to, among other documents, a Business Financing Agreement, dated March 1, 2012, by and between Borrowers and Lender, as may be amended from time to time, including by that certain First Business Financing Modification Agreement dated as of June 29, 2012, that certain Second Business Financing Modification Agreement dated as of October 11, 2012, that certain Business Financing Modification Agreement dated March 8, 2013, that certain Third Business Financing Modification Agreement dated as of March 29, 2013, that certain Fourth Business Financing Modification Agreement dated as of March 6, 2014, that certain Fifth Business Financing Modification Agreement dated as of September 20, 2014, that certain Business Financing Modification Agreement dated as of October 9, 2014, that certain Sixth Business Financing Modification Agreement dated as of September 27, 2016, that certain Seventh Business Financing Modification Agreement dated as of December 9, 2016, that certain Eighth Business Financing Modification Agreement dated as of March 27, 2017 and that certain Ninth Business Financing Modification Agreement dated as of July 31, 2017 (collectively, the “Business Financing Agreement”). Capitalized terms used without definition herein shall have the meanings assigned to them in the Business Financing Agreement. Hereinafter, all indebtedness owing by Borrower to Lender shall be referred to as the "Indebtedness" and the Business Financing Agreement and any and all other documents executed by Borrower in favor of Lender shall be referred to as the “Existing Documents.”

2.COPYRIGHTED WORKS.

A.    Borrowers intend to develop certain copyrighted works to be published by Quarto Publishing Group USA Inc. (the “Copyrighted Works”). Borrowers hereby grant to Lender a security interest in all of Borrowers’ right, title and interest in, to and under the proceeds arising from the disposition of any interest in the Copyrighted Works solely to the extent necessary under applicable law for Lender to have a perfected security interest in such proceeds.

B.    Borrowers shall (i) give Lender with prior written notice of the filing of any applications or registrations with the United States Copyright Office; and (ii) prior to the filing of any such applications or registrations, execute and deliver to Lender a short form intellectual property security agreement in substantially similar form as Exhibit A attached hereto, including the title of such intellectual property rights to be registered, as such title will appear on such applications or registrations; and (iii) file such agreement simultaneously with the filing of any such applications or registrations with the United States Copyright Office with the applicable documents and forms as may be required by the United States Copyright Office to record Lender’s security interest. Borrowers acknowledge and agree that failure to timely comply with the foregoing constitutes an Event of Default under the Business Financing Agreement, to which no cure period automatically applies.

C.    Lender hereby acknowledges and agrees that, notwithstanding any prohibition in the Business Financing Agreement to the contrary, the Copyrighted Works may be published, distributed, sold, transferred, conveyed or other otherwise disposed of (each, a “Disposition”) without Lender’s prior written consent, as long as Lender retains a first priority, perfected security interest the proceeds arising from such Disposition.

3.MODIFICATION(S) TO BUSINESS FINANCING AGREEMENT.

A.    Lender hereby accepts Borrowers’ financial projections for 2018 which were delivered to Lender prior to the date hereof, and the parties hereby acknowledge and agree that such projections shall be used to determine Borrowers’ compliance with Section 4.15(b) beginning with the period ending March 31, 2018.

B.    Section 4.15(a) is amended and restated in its entirety to read as follows:

(a) Quick Ratio, measured monthly of not less than 0.60 to 1.00 for each monthly measuring period from February 1, 2018 through November 30, 2018; and not less than 0.70 to 1.00 for each monthly measuring period on and after December 1, 2018.

C.    Section 4.15(b)(ii) is amended and restated in its entirety to read as follows:

(ii) Adjusted EBITDA, measured quarterly on a consolidated basis as follows: (A) Adjusted EBITDA loss for the quarter ending March 31, 2018 shall not negatively deviate from Borrowers’ financial projections for such quarter by more than $18,000; (B) Adjusted EBITDA for the quarter ending June 30, 2018 shall not negatively deviate from Borrowers’ financial projections for such quarter by more than $57,000; (C) Adjusted EBITDA for the quarter ending September 30, 2018 shall not negatively deviate from Borrowers’ financial projections for such quarter by more than $191,000; (C) Adjusted EBITDA for the quarter ending December 31, 2018 shall not negatively deviate from Borrowers’ financial projections for such quarter by more than $496,000; and (D) with respect to any quarter in 2019 and beyond, Adjusted EBITDA shall not negatively deviate by more than twenty five percent (25%) from the projected Adjusted EBITDA set forth in the financial projections delivered to Lender in accordance with Section 4.9(e) of the Business Financing Agreement, or such other amounts as may be agreed to by Borrowers and Lender.

D.    The following is added to the end of clause (d) of the defined term “Eligible Accounts” set forth in Section 12.1:

Notwithstanding the foregoing, up to $588,235 in Receivables that are contra accounts with respect to which the Account Debtor is Yahoo or Google may be included as Eligible Receivables.
E.    The following definition set forth in Section 12.1 is amended in its entirety to read as follows:
“Finance Charge Percentage” means a rate per year equal to the Prime Rate plus 1% for all Advances based on Eligible Receivables, plus an additional 5% during any period that an Event of Default has occurred and is continuing.

4.CONSISTENT CHANGES. The Existing Documents are each hereby amended wherever necessary to reflect the changes described above.

5.NO DEFENSES OF BORROWER/GENERAL RELEASE. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Indebtedness. Each of Borrower and its affiliates (each, a “Releasing Party”) acknowledges that Lender would not enter into this Amendment without Releasing Party’s assurance that it has no claims against Lender or any of Lender’s officers, directors, employees or agents. Except for the obligations arising hereafter under this Amendment, each Releasing Party releases Lender, and each of Lender’s officers, directors and employees from any known or unknown claims that Releasing Party now has against Lender of any nature, including any claims that Releasing Party, its successors, counsel, and advisors may in the future discover they would have now had if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Business Financing Agreement or the transactions contemplated thereby. Releasing Party waives the provisions of California Civil Code section 1542, which states:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER, MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.
The provisions, waivers and releases set forth in this section are binding upon each Releasing Party and its shareholders, agents, employees, assigns and successors in interest. The provisions, waivers and releases of this section shall inure to the benefit of Lender and its agents, employees, officers, directors, assigns and successors in interest. The provisions of this section shall survive payment in full of the Obligations, full performance of all the terms of this Amendment and the Business Financing Agreement, and/or Lender’s actions to exercise any remedy available under the Business Financing Agreement or otherwise.
6.CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Lender is relying upon Borrowers’ representations, warranties, and agreements, as set forth in the Existing Documents, and Borrower hereby represents and warrants that the representations and warranties contained in the Existing Documents are true and correct as of the date of hereof, and that no Event of Default has occurred and is continuing. Except as expressly modified pursuant to this Amendment, the terms of the Existing Documents remain unchanged and in full force and effect. Lender's agreement to modifications to the existing Indebtedness pursuant to this Amendment in no way shall obligate Lender to make any future modifications to the Indebtedness. Nothing in this Amendment shall constitute a satisfaction of the Indebtedness. It is the intention of Lender and Borrower to retain as liable parties all makers and endorsers of Existing Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Amendment. The terms of this paragraph apply not only to this Amendment, but also to any subsequent Business Financing Modification agreements.

7.CONDITIONS PRECEDENT. The effectiveness of this Amendment is conditioned upon Borrowers’ payment of an amendment fee in the amount of $10,000 plus all of Lender’s out of pocket expenses incurred in connection herewith on the date hereof.

8.NOTICE OF FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THIS WRITTEN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

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9.COUNTERSIGNATURE. This Ninth Business Financing Modification Agreement shall become effective only when executed by Lender and Borrower.

BORROWER:                    LENDER:

INUVO, INC.                    WESTERN ALLIANCE BANK

By: ______________________________        By: _______________________________

Name: ______________________________        Name: _______________________________

Title: ______________________________        Title: _______________________________

BABYTOBEE, LLC

By: ______________________________

Name: ______________________________

Title: ______________________________

KOWABUNGA MARKETING, INC.

By: ______________________________

Name: ______________________________

Title: ______________________________

VERTRO, INC

By: ______________________________

Name: ______________________________

Title: ______________________________

ALOT, INC.

By: ______________________________

Name: ______________________________

Title: ______________________________

NETSEER, INC.

By: ______________________________

Name: ______________________________

Title: ______________________________
EXHIBIT A
INTELLECTUAL PROPERTY SECURITY AGREEMENT
This Intellectual Property Security Agreement is entered into as of ___________________ __, 2018 by and between _____________________ (“Grantor”) and WESTERN ALLIANCE BANK (“Bank”).
RECITALS
Grantor and Lender are parties to that certain Business Financing Agreement dated as of March 1, 2012 and amended from time to time (the “Business Financing Agreement), pursuant to which Lender has agreed to make certain advances of money and to extend certain financial accommodations to Grantor (the “Loans”), and Grantor’s obligations to repay such Loans are secured by certain personal property of Grantor. In connection therewith, Grantor desires to grant to Lender a security interest in the proceeds arising from the disposition of any interest in the copyrights set forth on Exhibit A attached hereto, to secure such obligations of Grantor under the Business Financing Agreement.
NOW, THEREFORE, Grantor agrees as follows:
AGREEMENT
1.To secure its obligations under the Business Financing Agreement, Grantor grants and pledges to Lender a security interest in all of Grantor’s right, title and interest in, to and under the proceeds arising from the disposition of any interest in the Copyrights listed on Exhibit A hereto, and solely to the extent necessary under applicable law to have a security interest in such proceeds, those Copyrights. This security interest is granted in conjunction with the security interest granted to Lender under the Business Financing Agreement.
2.This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.
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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

GRANTOR:	LENDER:
___________________________ By: ______________________________ Name: ______________________________ Title: ______________________________	WESTERN ALLIANCE BANK By: ______________________________ Name: ______________________________ Title: ______________________________
Address for Notices: ____________________________ ____________________________ Attn: Fax:	Address for Notices: 55 Almaden Boulevard, Suite 100 San Jose, California 95113 Attn: Note Department Fax:(408) 282-1681

EXHIBIT A
COPYRIGHTS

Type of Work:	Title:	Registration Number:	Filing Date:

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